ARK ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated November 30, 2024, as amended October 31, 2025

This Statement of Additional Information (“SAI”) of ARK ETF Trust (“Trust”) is not a prospectus, and should be read in conjunction with the combined prospectus of the ARK Innovation ETF, the ARK Next Generation Internet ETF, the ARK Fintech Innovation ETF, the ARK Genomic Revolution ETF, the ARK Autonomous Technology & Robotics ETF, the ARK Space Exploration & Innovation ETF, The 3D Printing ETF and the ARK Israel Innovative Technology ETF (each, a “Fund” and collectively, the “Funds”), which is dated November 30, 2024 (the “Prospectus”) as it may be supplemented from time to time.

ARK ETF Trust Thematic Actively-Managed ETFs

ETF	Cboe BZX Exchange, Inc. Ticker Symbol
ARK Innovation ETF	ARKK
ARK Next Generation Internet ETF	ARKW
ARK Fintech Innovation ETF	ARKF
ARK Genomic Revolution ETF	ARKG
ARK Autonomous Technology & Robotics ETF	ARKQ
ARK Space Exploration & Innovation ETF	ARKX

ARK ETF Trust Thematic Index ETFs

ETF	Cboe BZX Exchange, Inc. Ticker Symbol
The 3D Printing ETF	PRNT
ARK Israel Innovative Technology ETF	IZRL

The audited financial statements and financial highlights of the Funds are incorporated by reference from the Funds’ Form N-CSR for the fiscal year ended July 31, 2024. No other portions of the Funds’ Form N-CSR are incorporated by reference herein.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Funds’ financial information may be obtained without charge at http://ark-funds.com/investor-resources, by writing to the Trust or the Trust’s distributor, Foreside Fund Services, LLC (the “Distributor”), or by calling 855-406-1506.

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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. As of the date of this SAI, the Trust consists of twelve investment portfolios: ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, and ARK Space Exploration & Innovation ETF, ARK DIET Q1 Buffer ETF, ARK DIET Q2 Buffer ETF, ARK DIET Q3 Buffer ETF and ARK DIET Q4 Buffer ETF (each, an “Actively-Managed Fund” and collectively, the “Actively-Managed Funds”), The 3D Printing ETF and ARK Israel Innovative Technology ETF (each, an “Index Fund” and collectively, the “Index Funds”). Each of the Actively-Managed Funds and the Index Funds is a series of the Trust.

This SAI relates solely to ARK Innovation ETF, the ARK Next Generation Internet ETF, the ARK Fintech Innovation ETF, the ARK Genomic Revolution ETF, the ARK Autonomous Technology & Robotics ETF, the ARK Space Exploration & Innovation ETF, The 3D Printing ETF and the ARK Israel Innovative Technology ETF (each, a “Fund” and collectively, the “Funds”). Each Fund, other than the 3D Printing ETF, is classified as a non-diversified series of an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The 3D Printing ETF is classified as a diversified series of an open-end management company as defined in the 1940 Act. The Trust was organized as a Delaware statutory trust on June 7, 2013. The shares of each Fund are referred to herein as “Shares.”

Each Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by a Fund only in Creation Units. Only Authorized Participants (“APs”) who have entered into contractual arrangements with the Fund’s Distributor may enter into Creation Unit transactions with a Fund on behalf of themselves or their customers. Creation Units of a Fund are issued and redeemed generally in exchange for specified securities held by the Fund and, if necessary, a specified cash payment. The Shares of each Fund are listed on Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). The individual Shares of each Fund will trade in the secondary market at market prices that may differ from the Shares’ NAV.

The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange, which fees will be higher than the transaction fees associated with in-kind purchases or redemptions.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the headings “Summary Information,” “Additional Information About the Funds’ Investment Strategies and Risks,” “Shareholder Information—Buying and Selling Shares,” “Premium/Discount Information” and “General Information—Continuous Offering.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are listed on their applicable Exchange, and the individual Shares of each Fund will trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Index or portfolio of securities on which the Index Fund is based is no longer calculated or available, (3) the intra-day NAV of a Fund is no longer calculated or available or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares of a Fund from listing and trading upon termination of that Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions in Shares will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price (and related bid/ask spread) of individual Shares traded on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV (“INAV”), if applicable, is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Funds are not involved in or responsible for the calculation or dissemination of the INAV, and the Funds make no warranty as to its accuracy. The INAV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. The Funds believe that, when purchasing Shares traded on an Exchange, placing “limit orders” rather than “market orders” may help investors avoid excessive bid/ask spreads.

The INAV should not be viewed as a “real-time” update of the NAV per Share of a Fund because (i) the INAV may not be calculated in the same manner as the NAV, which is computed once a day, generally, at the end of the business day; (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the INAV; (iii) unlike the calculation of NAV, the INAV does not take into account Fund expenses; and (iv) the INAV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the INAV and the market price of a Fund’s Shares. Accordingly, a shareholder purchasing Shares of a Fund at a price calculated based upon the Shares’ INAV is subject to valuation risk. If there is a mismatch between the INAV and NAV, shareholders could lose money upon redemption or could pay too much for Shares purchased.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus (with respect to each applicable Fund) under the headings “Summary Information—Principal Investment Strategies,” “Summary Information—Principal Risks” and “Additional Information About the Funds’ Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General

All Funds

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the securities in which a Fund invests are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for certain of the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on relevant market, trading and investment specific considerations as set out in the Trust’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”).

Because each Fund reserves the right to issue and redeem Creation Units principally for cash, the Fund may incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind.

ARK Investment Management LLC (“ARK” or “Adviser”) evaluates environmental, social, and governance (“ESG”) considerations into both its “top down” and “bottom up” approaches. The Adviser believes that the technologies underlying the Adviser’s disruptive innovation platforms closely align with the principles embodied by the United Nations Sustainable Development Goals (the “UN Goals”). The UN Goals are a collection of 17 interlinked goals designed to provide a shared blueprint for countries to, among other objectives, end extreme poverty and hunger, fight inequality and injustice, and tackle climate change. The Adviser uses the framework of the UN Goals to integrate ESG considerations into its “top down” research and investment approach. In an effort to analyze how the ESG considerations embodied by the UN Goals are being addressed by the technologies underlying the Adviser’s disruptive innovation platforms, the Adviser scores each company held by an Actively-Managed Fund by the amount of exposure it has to the technologies underlying the Adviser’s disruptive innovation platforms. The Adviser then determines and documents how each technology relates to the UN Goals, thereby enabling the Adviser to consider ESG considerations in its investment decisions. The Adviser does not use ESG considerations, however, to limit, restrict or otherwise exclude companies or sectors from an Actively-Managed Fund’s investment universe. The Adviser also incorporates ESG considerations into its “bottom up” research and investment approach. The Adviser begins with a universe of potential investments developed through its “top down” process. The Adviser then scores potential investments for an Actively-Managed Fund against six key metrics, which include ESG considerations. The scores assigned to each potential investment in an Actively-Managed Fund’s universe then guide the Adviser’s investment decisions.

Index Funds

The Index Funds are managed to seek to replicate the performance of the relevant index (excluding fees and expenses) and it is the policy of each Index Fund to generally invest in the securities that compose the index that the Index Fund seeks to replicate.

An investment in an Index Fund should be made with an understanding that the value of the Index Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors. Each Index Fund is required to invest at least 80% of its assets in securities included in the Index Fund’s benchmark index. So it is possible that individual securities of any issuer included in an Index Fund’s index may not be held by the Index Fund since the Index Fund is not required to hold every security included in the index so long as the Index Fund seeks to replicate the performance of the index (excluding fees and expenses). Nonetheless, investors should be aware that adverse financial condition of any one issuer included in the index will not necessarily result in the elimination of that security from the index. Securities in an Index Fund’s index will only be changed if such securities are (i) removed from the Index Fund’s index on a quarterly basis or (ii) otherwise are removed from the index because the securities no longer qualify to be held by the index. Therefore, if the securities of such an issuer experiencing unfavorable financial conditions are held by an Index Fund, the Index Fund will be adversely impacted by such holding. When an Index Fund’s index is rebalanced and the Index Fund in turn rebalances its portfolio to attempt to increase the correlation between the Index Fund’s portfolio and its index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Index Fund and its shareholders. Apart from scheduled rebalances, an Index provider or its agents may carry out additional ad hoc rebalances to the Index Fund’s index, which may increase the costs to and the tracking error risk of the Index Fund. Changes to the composition of an index in connection with a rebalancing or reconstitution of the index may cause an Index Fund to experience increased volatility, during which time the Index Fund’s index tracking risk may be heightened.

Each Index Fund is also subject to the risks of an investment in a portfolio of securities in a country or in an economic sector or industry in which the Index Fund’s index is highly concentrated.

An investment in an Index Fund should also be made with an understanding that the Index Fund will not be able to replicate exactly the performance of the Index Fund’s benchmark index because the total return generated by the securities will be reduced by transaction costs incurred (i) in the quarterly rebalance of and other adjustments to the actual portfolio securities held by the Index Fund and (ii) other Index Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the index. It is also possible that for periods of time, the Index Fund may not fully replicate the performance of the Index Fund’s benchmark index due to (i) circumstances making it impossible or impracticable to purchase all of the securities in the weightings in the index, (ii) instances in which ARK Investment Management LLC (“Adviser” or “ARK”), the Funds’ investment adviser, may choose to underweight or overweight a security in an Index Fund’s benchmark index, (iii) instances in which the Adviser may choose to purchase securities not in an Index Fund’s benchmark index that the Adviser believes are appropriate to substitute for certain securities in the Index Fund’s benchmark index, (iv) instances in which the Adviser may choose to utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of an Index Fund’s benchmark index, (v) instances in which the Adviser may choose to sell securities that are represented in an Index Fund’s benchmark index in anticipation of their removal from the index or purchase securities not represented in the Index Fund’s benchmark index in anticipation of their addition to the index, (vi) the temporary unavailability in the secondary market of certain securities in an Index Fund’s benchmark index or (vii) other extraordinary circumstances. It is also possible that the composition of an Index Fund may not exactly replicate the composition of the Index Fund’s index if the Index Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

Each Index Fund may invest in securities not included in the Index Fund’s benchmark index but which the Adviser believes will help the Index Fund track the performance of its benchmark index, including (i) certain stock index futures, options, options on stock index futures, swap contracts or other derivatives that relate to its benchmark index and component securities, (ii) cash and cash equivalents and (iii) other investment companies. Certain derivatives not included in the Index Fund’s benchmark index may be used by an Index Fund in seeking performance that corresponds to the benchmark index, and in managing cash flows, and may count towards compliance with the Index Fund’s 80% policy. Each Index Fund may invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end investment companies, including other exchange-traded funds (“ETFs”). An Index Fund will not, however, invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines.

Market Events

The market values of the Fund’s assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health emergencies, supply chain disruptions, sanctions and other circumstances involving one country or region could have profound impacts on global economies or markets. As a result, the value and liquidity of the Fund’s investments may be negatively affected.

In addition, governments have recently imposed, and may in the future impose, economic sanctions or other similar measures against certain countries, entities or individuals. The Fund’s investments may be subject to these measures, which could prevent or prohibit the Fund from making certain investments or transacting with certain counterparties. These measures could also result in countermeasures or retaliatory actions, which may adversely impact the Fund’s investments, including those that are not economically tied to sanctioned countries, entities or individuals. The imposition of sanctions and retaliatory measures could, among other things, disrupt markets in which the Fund invests, devalue currencies, and increase market volatility throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain investments, negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Borrowing

The Funds may borrow money from a bank to the extent permitted by the 1940 Act to meet redemptions and further only up to 10% of the Fund’s net assets.

Specifically, provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

A Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trust with respect to such a transaction, it will not be considered a “senior security” by a Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

A Fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to effect a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.”  A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency.  A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts, the value of the designated securities will be marked to market daily.  If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.

Foreign Securities

When a Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory 15 actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

A Fund or the Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31 2020 (commonly known as “Brexit”), which will likely result in increased market volatility and cause additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EUUK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of a Fund’s assets are subject. These and other geopolitical developments, including ongoing region armed conflict in Europe, could negatively impact the value of a Fund’s investments. The Fund’s investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when a Fund invests in securities of issuers located in emerging countries.

A Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers) (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

China Investments

Investments in securities of Chinese issuers, including A-shares, involve risks and special considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes, sanctions and other trade limitations, (xi) custody risks associated with investing via the Stock Connect program, (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable and (xiii) foreign ownership limits of any listed Chinese company, (xiv) different regulatory and audit requirements related to the quality of financial statements of Chinese issuers, (xv) limitations on the ability to inspect the quality of audits performed in China, particularly the Public Company Accounting Oversight Board’s (PCAOB’s) lack of access to inspect PCAOB-registered accounting firms in China, (xvi) limitations on the ability of U.S. authorities to enforce actions against non-U.S. companies and non-U.S. persons, and (xvii) limitations on the rights and remedies of investors as a matter of law.

The economy of China differs from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. These differences may have an unfavorable impact on the Funds’ investments. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

The Chinese securities markets are emerging markets characterized by greater price volatility relative to U.S. markets. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. The A-share market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. Price fluctuations of A-shares are limited per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States.

The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by China, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, as of July 2020, the Chinese Standing Committee of the National People’s Congress enacted the law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under U.S. law, and there is uncertainty as to how the economy of Hong Kong will be affected. If China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the USD. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what affect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

China’s legal system is substantially different from the legal system in the United States and may raise risks and uncertainties concerning the intent, effect, and enforcement of its laws, rules, and regulations, including those that restrict the inflow and outflow of foreign capital or provide the Chinese government with significant authority to exert influence on a China-based issuer’s ability to conduct business or raise capital. This lack of certainty may result in the inconsistent and unpredictable interpretation and enforcement of laws, rules, and regulations, which may change quickly. For example, China-based issuers face risks related to evolving laws and regulations, which could impede their ability to obtain or maintain permits or licenses required to conduct business in China. In the absence of required permits or licenses, governmental authorities may impose material sanctions or penalties on the company. Foreign investors like the Funds may face difficulties in effecting service of legal process, enforcing judgments obtained in U.S. courts, and bringing claims against a company or its directors and officers.

China has often restricted U.S. regulators’ access to information and limited regulators’ ability to investigate or pursue remedies with respect to China-based issuers, generally citing to state secrecy and national security laws, blocking statutes, or other laws or regulations. In addition, according to Article 177 of the PRC Securities Law, which became effective in March 2020, no overseas securities regulator can directly conduct investigations or evidence collection activities within China and no entity or individual in China may provide documents and information relating to securities business activities to overseas regulators without Chinese government approval. The SEC, U.S. Department of Justice, and other U.S. authorities face substantial challenges in bringing and enforcing actions against China-based issuers and their officers and directors. As a result, a Fund may not benefit from a regulatory environment that fosters effective enforcement of U.S. federal securities laws.

Variable Interest Entities

Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries, such as restrictions on foreign ownership of telecommunications companies and prohibitions on ownership of educational institutions. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company but is a holding company formed outside of China and the U.S., then issues exchange-traded shares sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity purchased by a Fund would not be equity ownership interests in the Chinese operating company.

Through these structures, the China-based issuer can consolidate the Chinese operating company in its financial statements, although whether the China-based issuer maintains legal control of the Chinese operating company is a matter of Chinese law. Under this structure, the Chinese operating company, in which the China-based issuer cannot hold an equity interest, typically holds licenses and other assets that the China-based issuer cannot hold directly.

On December 24, 2021, the China Securities Regulatory Commission (“CSRC”) published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the “Draft Rules”), which, in effect, require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. The Draft Rules propose that companies already listed using an existing VIE structure will be grandfathered. Although the Draft Rules effectively signal the CSRC’s acknowledgment of the VIE structure, they are not an endorsement. Further, there is no guarantee that the Draft Rules will ultimately be enacted in their current form and the final version of the Draft Rules may set out more stringent requirements that interfere with the operation of VIE structures by listed Chinese companies. Finally, it is unclear how the Draft Rules, and other laws and regulations promulgated by the CSRC and other government authorities from time to time, might impact Chinese companies that are currently using VIE structures, including how companies operating in “prohibited industries” will be affected, as well as investor appetite for such companies.

The offshore entity’s control over the Chinese operating company is predicated entirely on contracts with the Chinese operating company, not equity ownership. As a result, the VIE structure may not be as effective as direct ownership in controlling entities organized in China, which often hold the licenses necessary to conduct the company’s business in China. Additionally, evolving laws and regulations and inconsistent enforcement, application or interpretation thereof could lead to the VIE’s failure to obtain or maintain licenses and permits to do business in China. There is a risk that the offshore company or the VIE (i) may be unable to receive or maintain any required governmental permissions or approvals or (ii) inadvertently conclude that such permissions or approvals are not required and that applicable laws, regulations, or interpretations change and these entities are required to obtain such permissions or approvals in the future. The VIE structures used by Chinese operating companies pose risks to investors that are not present in other organizational structures. For example, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of the arrangements, including those relating to the distribution of funds among the entities, because of, among other things, legal uncertainties and jurisdictional limits. Control over, and funds due from, the VIE may be jeopardized if the natural person or persons that hold the equity interest in the VIE breach the terms of the agreement. As a result, the U.S. listed offshore entity could have limited control and lose any control over the VIE.

A Fund’s interest would be subject to legal, operational and other risks associated with a Chinese operating company’s use of the VIE structure. For example, at any time, the Chinese government could determine that the contractual arrangements constituting part of the VIE structure do not comply with applicable law or regulations, these laws or regulations could change or be interpreted differently in the future, and the Chinese government may otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies. Further, the Chinese government could determine that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, which could subject a China-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interests. A China-based issuer’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreements, is subject to legal proceedings, or if any physical instruments, such as chops and seals, are used without the China-based issuer’s authorization to enter into contractual arrangements in China. Additionally, Chinese tax authorities may disregard the VIE structure, resulting in increased tax liabilities.

If any of these or similar risks or developments materialize, a Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or mobility to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. A Fund could experience significant losses with no recourse available in these circumstances.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments that are not presently contemplated for use or that are not currently available, but which may be developed, to the extent such investments are considered suitable for the Funds by the Adviser.

Futures Contracts and Options

The Funds may enter into futures contracts, options and options on futures contracts. An Index Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Index Fund’s benchmark index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Index Fund’s benchmark index components or a subset of the components. Liquid futures contracts may not be currently available for the Index Fund’s benchmark index. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to purchase the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. Because futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the specified instrument, index or commodity. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options could be based upon predictions as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting a Fund to substantial losses. In the event of adverse price movements, a Fund may be required to make additional margin payments.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount.  A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets.  A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

Lending Portfolio Securities

A Fund may lend portfolio securities. The Trust has selected Morgan Stanley & Co. LLC as its exclusive borrower in connection with its securities lending program. The aggregate market value of securities loaned by a Fund will not exceed 33 1/3% of the total assets of the Fund.The following conditions must be met whenever a Fund’s portfolio securities are loaned: (i) the Fund must require the borrower to increase the collateral so that it remains equal to at least 102% (105% for foreign securities) of the value of the portfolio securities loaned whenever the market value of the securities loaned rises above the current level of such collateral; (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable return on the loan, as well as the value of any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay only reasonable administrative fees in connection with the loan; and (v) the Trust’s Board of Trustees (“Board”), or the Adviser as the Board’s delegee, must be able to recall a Fund’s loan to vote the securities if such vote involves a material event that may adversely affect the investment. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds; such reinvestments are subject to investment risk. Each Fund shall pay a portion of the returns earned from securities lending and/or a fee to the Fund’s Custodian and Adviser in connection with lending agent and administrative services provided relating to the securities lending program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. While the Funds have an indemnity from the Custodian in connection with borrower defaults, if the borrower were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities in the event that a Fund is not able to avail itself of the indemnity. This event could also trigger adverse tax consequences for a Fund. Substitute payments for dividends received by a Fund for securities lent out by the Fund will not be qualified dividend income. The Funds take the tax effects of this difference into account in their securities lending program.

Repurchase Agreements

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Board has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a Fund. A Fund’s repurchase agreements will be fully collateralized at all times with high-quality, liquid assets maintained by a designated third party in a segregated account.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security, as a result of bankruptcy or otherwise, a Fund will seek to dispose of such security, which could involve costs, delays or loss upon disposition. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Securities of Other Investment Companies

Each Fund may invest in the securities of other investment companies, foreign or domestic, including those advised by the Adviser. As a result, a Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of a fund’s shares is expected to rise and fall as the value of the underlying investment rises and falls. The market value of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in a Fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders will be absorbing additional fees with respect to investments in other funds, including ETFs. Such fees will not, however, be counted towards a Fund’s expense cap.

Temporary Defensive Position

Each Actively-Managed Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term fixed income or money market funds.

Cyber Security

The Funds, their service providers, the Exchanges and APs are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that a Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support a Fund and its service providers. Cyber attacks against and/or security breakdowns of a Fund, its service providers, the Exchanges or APs may adversely impact a Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. A Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that a Fund, its service providers, the Exchanges or APs will not suffer losses relating to cyber attacks and/or other information security breaches in the future.

Commodity Pool Operator Exclusion

The Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, neither the Funds nor the Adviser (with respect to the Funds) are subject to CFTC registration or regulation as a CPO.

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or a Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a “commodity trading advisor” with respect to the Fund; in that case, the Adviser and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational and other regulations, which could increase Fund expenses.

Investments in the Wholly-Owned Subsidiary (ARKW and ARKF)

Investments in the ARK Next Generation Internet (Cayman) Fund and ARK Fintech Innovation (Cayman) Fund, wholly-owned subsidiaries of ARKW and ARKF, respectively, organized under the laws of the Cayman Islands (the “Subsidiaries”) are expected to provide ARKW and ARKF with exposure to cryptocurrency markets within the limitations of Subchapter M of the Internal Revenue Code and IRS revenue rulings, as discussed below under “Federal Income Tax Treatment of Investments in the Subsidiary” and “Taxes.” The Subsidiaries are exempted companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors. ARKW and ARKF are the sole shareholders of their respective Subsidiaries, and it is not currently expected that shares of the Subsidiaries will be sold or offered to other investors.

The Subsidiaries may invest in pooled investment vehicles and exchange-traded products that invest in cryptocurrencies. To the extent that ARKW and ARKF invest in their respective Subsidiary, the Funds may be subject to the risks associated with those cryptocurrency related investments and other securities, which are discussed elsewhere in the applicable Prospectus and this Statement of Additional Information.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of ARKW, ARKF and/or the Subsidiaries to operate as described in the applicable Prospectus and this Statement of Additional Information and could negatively affect the Funds and their shareholders.

The Funds’ investments in their respective Subsidiary will generally not exceed 25% of the value of each Fund’s total assets at each quarter-end of the Funds’ fiscal year. Exceeding this amount may have tax consequences, as discussed below under “Federal Income Tax Treatment of Investments in the Subsidiary” and “Taxes”.

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Subsidiaries are incorporated) could prevent the Funds and/or the Subsidiaries from operating as described in the Prospectus and this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

Federal Income Tax Treatment of Investments in the Subsidiaries (ARKW and ARKF)

The Funds must derive at least 90% of their gross income from certain qualifying sources of income in order to qualify as regulated investment companies (“RICs”) under the Internal Revenue Code. The Funds’ use of cryptocurrency can be limited by the Funds’ intention to qualify as RICs and can bear on the Funds’ ability to so qualify. Income and gains from cryptocurrency and cryptocurrency-linked derivatives may not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. It is possible that cryptocurrency is treated as a “commodity” for U.S. federal income tax purposes. The Internal Revenue Service (“IRS”) issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, each Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. In the past, the IRS issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. Each Fund has not obtained a ruling from the IRS with respect to its investments in its Subsidiary or its Subsidiary’s structures. The IRS is no longer issuing private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. Each Fund intends to treat its income from its respective Subsidiary as qualifying income without any such private letter ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so that a court would not sustain the IRS’s position. Furthermore, the tax treatment of each Fund’s investments in its respective Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from each Fund’s investment in its respective Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, each Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Funds did not qualify as RICs for any taxable year, the Funds’ taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as RICs, the Funds may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Risks Associated with the Tax Treatment of Cryptocurrency (ARKW and ARKF)

Under current IRS guidance, cryptocurrency is treated as property, not as currency, for U.S. federal income tax purposes and transactions involving payment in cryptocurrency in return for goods and services are treated as barter exchanges. Such exchanges result in capital gain or loss measured by the difference between the price at which cryptocurrency is exchanged and the taxpayer’s basis in the cryptocurrency. Additionally, the IRS has taken the position that mining rewards are taxable generally upon receipt. However, because cryptocurrency is a new technological innovation, because IRS guidance has taken the form of administrative pronouncements that may be modified without prior notice and comment, and because there is as yet little case law on the subject, the U.S. federal income tax treatment of an investment in cryptocurrency or in transactions relating to investments in cryptocurrency may change from that described in this prospectus, possibly with retroactive effect. Any such change in the U.S. federal income tax treatment of cryptocurrency may have a negative effect on prices of cryptocurrency and may adversely affect the value of the Shares. In this regard, the IRS has indicated that it has made it a priority to issue additional guidance related to the taxation of virtual currency transactions, such as transactions involving bitcoin. While it has started to issue such additional guidance, whether any future guidance will adversely affect the U.S. federal income tax treatment of an investment in cryptocurrency or in transactions relating to investments in cryptocurrency is unknown. Moreover, future developments that may arise with respect to digital assets may increase the uncertainty with respect to the treatment of digital assets for U.S. federal income tax purposes. Recent tax legislation amends U.S. federal reporting requirements with respect to digital assets.

Because cryptocurrency is a new technological innovation, the tax treatment of cryptocurrency for state and local tax purposes, including without limitation state and local income and sales and use taxes, is not settled. It is uncertain what guidance, if any, on the treatment of cryptocurrency for state and local tax purposes may be issued in the future. A state or local government authority’s treatment of cryptocurrency may have negative consequences, including the imposition of a greater tax burden on investors in cryptocurrency or the imposition of a greater cost on the acquisition and disposition of cryptocurrency generally. Moreover, it cannot be ruled out that the tax treatment by tax authorities and courts could be interpreted differently or could be subject to changes in the future. Any such treatment may have a negative effect on prices of cryptocurrency and may adversely affect the value of the Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions, except as noted below, each Fund may not:

1.	Make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities;

7.	Purchase any security, in the case of the Actively-Managed Funds, if, as a result of that purchase, the Actively-Managed Fund would be concentrated in securities of issuers having their principal business activities in the same industry or group of industries, except: (a) ARK Genomic Revolution ETF will concentrate in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry; (b) ARK Autonomous Technology & Robotics ETF will concentrate in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector or (ii) information technology sector, although it will not concentrate in any specific industry; (c) ARK Next Generation Internet ETF will concentrate in securities of issuers having their principal business activities in the internet information provider and catalog and mail order house industry; (d) ARK Fintech Innovation ETF will concentrate in securities of issuers having their principal business activities in the communication, technology and financials group of industries; and (e) ARK Space Exploration & Innovation ETF will concentrate in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector and (ii) information technology sector. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

8.	Purchase any security, in the case of the Index Funds, if, as a result of that purchase, the Index Fund would be concentrated in securities of issuers having their principal business activities in the same industry or group of industries, except each Index Fund may invest 25% or more of the value of its net assets in securities of issuers in any one industry or group of industries if the index that the Index Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

With respect to fundamental policies (7) and (8), above, if a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions as non-fundamental policies (i.e., those which may be changed by the Board without a shareholder vote). Each Fund may not:

1.	Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). Darlene T. DeRemer, an Independent Trustee, serves as Chair of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Catherine D. Wood, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex (all open-end and closed-end funds advised by ARK) overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex[3]	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 1970	Trustee	Since June 30, 2014	Chief Financial Officer, Sterling Consolidated Corp (since 2011); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).	9	Director of Sterling Consolidated Corp (since 2011).
Darlene T. DeRemer, 1955	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (2005-2019).	9	Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Director, Alpha Healthcare Acquisition Corp. III (since 2021); Interested Trustee, Esoterica Thematic Trust (2020-2021); Trustee, Risk X Investment Funds (2016-2020); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018-2021).
Robert G. Zack, 1948	Trustee	Since June 30, 2014	Adjunct Professor at the University of Virginia School of Law (since 2014);	9	Trustee of University of Virginia Law School Foundation (2011-2022).

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex[3]	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 1955	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013)	9

Independent Non- Executive Director, Amun Holdings Ltd (since 2018);

Director, MIMIK Technologies Inc. (since 2021);

NexPoint Advisors: NexPoint Diversified Real Estate Trust (since 2022), NexPoint Real Estate Finance Inc. (since 2020), NexPoint Residential Trust Inc. (since 2020), VineBrook Homes Trust Inc. (since 2020);

Board Member, Strange Brewing SA (since 2018);

Board of Directors, Tampa Bay Innovation Center (since 2022);

Board of Directors, The Tifin Group LLC (since 2021);

Executive Director, Wall Street Blockchain Alliance (since 2018).

[1]	The address for each Trustee is 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.
[2]	Each Trustee serves until his or her resignation, death, retirement or removal.
[3]	The portfolios of the “Fund Complex” include each series of the Trust and of ARK Venture Fund.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 1955	Trustee, Chief Executive Officer and Chief Investment Officer	Since June 30, 2014	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013.
Kellen Carter, 1982	Chief Compliance Officer and Secretary	Since May 26, 2016	Chief Compliance Officer, Associate General Counsel, ARK Investment Management LLC (since April 2016)
Forest Wolfe, 1972	Chief Legal Officer	Since December 16, 2022	General Counsel, ARK Investment Management LLC (since August 2021); General Counsel, Angelo, Gordon & Co., L.P. (2012-2021).

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
William C. Cox, 1966	Treasurer and Principal Financial Officer	Since June 25, 2018	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018)
Thomas G. Staudt, 1987	President	Since December 16, 2016	President, ARK Investment Management LLC (since October 2023); Chief Operating Officer, ARK Investment Management LLC (since April 2018)
[1]	The address for each officer is 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.
[2]	Officers are elected yearly by the Trustees.

As of October 31, 2024, the officers and Trustees of the Trust, in the aggregate, owned approximately 0.06% of the Shares of the ARK Innovation ETF, 0.67% of the Shares of the ARK Next Generation Internet ETF, 0.07% of the Shares of the ARK Fintech Innovation ETF, 0.14% of the Shares of the ARK Genomic Revolution ETF, 0.92% of the Shares of the ARK Autonomous Technology & Robotics ETF, 0.11% of the Shares of the ARK Space Exploration & Innovation ETF, 0.81% of the Shares of The 3D Printing ETF and 0.78% of the Shares of the ARK Israel Innovative Technology ETF.

The Board has an Audit Committee, consisting of three Trustees who are Independent Trustees. Scott R. Chichester currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Scott R. Chichester is the Chair of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended July 31, 2024, the Audit Committee held three meetings.

The Board has a Nominating Committee, consisting of three Trustees who are Independent Trustees. Robert G. Zack is the Chair of the Nominating Committee. The Nominating Committee has the responsibility, among other things, for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee may also recommend the removal of any Trustee. Only Independent Trustees may serve as members of the Nominating Committee. The Nominating Committee will consider shareholder recommendations for nominees to serve as Trustees of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee, should be submitted to the Chair of the Nominating Committee at the address maintained for communications with Independent Trustees. During the fiscal year ended July 31, 2024, the Nominating Committee did not hold any meetings.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chair of the Board is an Independent Trustee. The Chair of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chair’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chair of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable committee of the Board, the Trust and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (“CCO”), as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

As of December 31, 2023, for each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser that are overseen by the Trustee is shown below.

TRUSTEE	FUND NAME	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FAMILY OF INVESTMENT COMPANIES
Scott R. Chichester	ARK Genomic Revolution ETF	None	None
	ARK Autonomous Technology & Robotics ETF	None
	ARK Innovation ETF	None
	ARK Next Generation Internet ETF	None
	The 3D Printing ETF	None
	ARK Israel Innovative Technology ETF	None
	ARK Fintech Innovation ETF	None
	ARK Space Exploration & Innovation ETF	None
Darlene T. DeRemer	ARK Genomic Revolution ETF	$1-$10,000	Over $100,000
	ARK Autonomous Technology & Robotics ETF	None
	ARK Innovation ETF	$10,001-$50,000
	ARK Next Generation Internet ETF	$10,001-$50,000
	The 3D Printing ETF	None
	ARK Israel Innovative Technology ETF	None
	ARK Fintech Innovation ETF	$10,001-$50,000
	ARK Space Exploration & Innovation ETF	None
Catherine D. Wood	ARK Genomic Revolution ETF	Over $100,000	Over $100,000
	ARK Autonomous Technology & Robotics ETF	Over $100,000
	ARK Innovation ETF	Over $100,000
	ARK Next Generation Internet ETF	Over $100,000
	The 3D Printing ETF	Over $100,000
	ARK Israel Innovative Technology ETF	Over $100,000
	ARK Fintech Innovation ETF	Over $100,000
	ARK Space Exploration & Innovation ETF	Over $100,000
Robert G. Zack	ARK Genomic Revolution ETF	$10,001-$50,000	Over $100,000
	ARK Autonomous Technology & Robotics ETF	$50,001-$100,000
	ARK Innovation ETF	$10,001-$50,000
	ARK Next Generation Internet ETF	$50,001-$100,000
	The 3D Printing ETF	$10,001-$50,000
	ARK Israel Innovative Technology ETF	$1-$10,000
	ARK Fintech Innovation ETF	$1-$10,000
	ARK Space Exploration & Innovation ETF	$1-$10,000

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor of the Funds.

Remuneration of Trustees

Effective January 1, 2024, each Independent Trustee receives an annual retainer fee of  $230,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also receive an additional annual retainer fee of  $60,000 and $20,000, respectively, for their service as such. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

The table below shows the compensation paid to the Trustees for the fiscal year ended July 31, 2024. Any difference in the below stated remuneration and the actual total compensation paid to the Independent Trustees is due to the fact that the remuneration is based and paid on a calendar year basis, which is different than the Trust’s fiscal year (i.e., August to July), as reported.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex
Scott R. Chichester	$250,000	None	$277,500
Darlene T. DeRemer	$290,000	None	$320,000
Catherine D. Wood	None	None	None
Robert G. Zack	$230,000	None	$257,500

MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Funds.”

Investment Adviser and Manager

ARK acts as investment adviser to each Fund and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds pursuant to an investment advisory agreement between the Trust and the Adviser (“Investment Advisory Agreement”). The Adviser is a Delaware limited liability company with headquarters at 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

ARKW and ARKF may gain exposure to bitcoin and other cryptocurrency related investments by investing up to 25% of their total assets in wholly-owned subsidiaries of ARKW and ARKF, respectively, organized as companies under the laws of the Cayman Islands. The Subsidiaries have each entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiaries. The Adviser will not receive any fees for managing the Subsidiaries’ assets. Pursuant to agreements by and between the Adviser and ARK ETF Trust (the “Trust”) on behalf of ARKW and ARKF, the Adviser will receive a fee for its services as Adviser to ARKW and ARKF.

ARKW and ARKF have entered into contracts for the provision of custody and audit services with service providers. The Subsidiaries are managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by ARKW and ARKF. As a result, the Adviser, in managing each Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of ARKW and ARKF and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of each Subsidiary’s portfolio investments and shares of the Subsidiaries.

The Investment Advisory Agreement with respect to each Fund is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or with respect to a Fund by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify and hold the Adviser harmless for certain losses and liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or is the result of the Adviser’s reckless disregard of its duties and obligations.

Pursuant to a supervision agreement between the Trust and ARK (“Supervision Agreement”) and subject to the general supervision of the Board, the Adviser manages the Funds and provides or causes to be furnished to the Trust (and each of the Funds) all supervisory and other services reasonably necessary for the operation of the Funds, including audit, legal, transfer agency, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements), certain custodial services (provided pursuant to a separate custodian agreement) and investment advisory services (provided pursuant to the Investment Advisory Agreement), under what is essentially an all-in fee structure. Each Fund bears other expenses that are not covered under the Supervision Agreement that may vary and will affect the total level of expenses paid by the Fund, such as acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the fee paid pursuant to the Supervision Agreement and would benefit from any price decreases in third-party services covered by the Supervision Agreement, including decreases resulting from an increase in net assets.

Pursuant to the Supervision Agreement, each Fund pays a monthly fee to ARK at an annual rate (stated as a percentage of the average daily net assets of the Fund) as follows (“Management Fee”):

Fund	Management Fee
ARK Innovation ETF	0.75%
ARK Genomic Revolution ETF	0.75%
ARK Autonomous Technology & Robotics ETF	0.75%
ARK Next Generation Internet ETF	0.75%
ARK Fintech Innovation ETF	0.75%
ARK Space Exploration & Innovation ETF	0.75%
The 3D Printing ETF	0.65%
ARK Israel Innovative Technology ETF	0.48%

The amount of Management Fees paid by each Fund during the past three fiscal years were as follows:

	Management Fees Paid
Fund	8/1/23 – 7/31/24		8/1/22 – 7/31/23		8/1/21 – 7/31/22
	PAID	WAIVED	PAID	WAIVED		WAIVED
ARK Genomic Revolution ETF	$12,638,417		$16,716,409		$36,549,450
ARK Autonomous Technology & Robotics ETF	$6,997,809		$7,261,773		$14,382,558
ARK Innovation ETF	$54,966,688		$57,307,379		$109,826,484
ARK Next Generation Internet ETF	$11,264,165		$9,450,358		$25,369,077
ARK Fintech Innovation ETF	$7,305,551		$6,286,111		$15,713,286
ARK Space Exploration & Innovation ETF(1)	$1,892,246	70,781	$2,094,765	$102,840	$3,314,423	$213,008
The 3D Printing ETF	$882,346		$1,207,837		$2,286,380
ARK Israel Innovative Technology ETF	$472,715		$503,023		$931,222

(1)	The Fund commenced operations on March 30, 2021.

Administrator, Custodian and Transfer Agent

The Trust and The Bank of New York Mellon (“Administrator”), located at 240 Greenwich Street, New York, New York 10286, have entered into an administrative services agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Adviser pays the Administrator for its services under the Administration Agreement.

The Bank of New York Mellon (“Custodian”), located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the Funds pursuant to a custody agreement between the Trust, on behalf of the Funds, and the Custodian. As the Funds’ custodian, the Custodian holds the Funds’ assets. The Custodian also serves as the Funds’ transfer agent (“Transfer Agent”) pursuant to a transfer agency and service agreement. The Custodian may be reimbursed by the Funds for its out-of-pocket expenses. In addition, the Custodian provides various accounting services to the Funds pursuant to a fund accounting agreement.

The Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of Shares. Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust which will continue from its effective date, subject to annual renewal, unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or a Fund offering its Shares (“Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) with respect to each Fund by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders.

No Rule 12b-1 fees are currently paid by any Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund.

Other Accounts Managed by the Portfolio Managers

The following table provides the number of other accounts (excluding the Funds) and the total assets managed of such accounts (rounded to the nearest dollar) by the Funds’ portfolio managers within each category of accounts, as of July 31, 2024.

		Other Accounts Managed (as of July 31, 2024)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts	Total Assets in Accounts		Number of Accounts	Total Assets in Accounts
Catherine D. Wood	Registered investment companies	3		$266,207,140	None	$	None
	Other pooled investment vehicles	19		$12,131,461,162	2		$48,824,803
	Other accounts	29		$871,942,369	None	$	None
William Scherer	Registered investment companies	None	$	None	None	$	None
	Other pooled investment vehicles	None	$	None	None	$	None
	Other accounts	None	$	None	None	$	None

Conflicts of Interest

The Adviser has a fiduciary duty to act in the best of interest of its clients, to treat all clients equitably, and to disclose all material facts, including potential conflicts of interest. Potential conflicts of interest may arise from time to time between a portfolio manager’s management of the investments of the Funds, on the one hand, and the management of other accounts, on the other (“side-by-side management”). Since the Adviser manages other accounts other than the Funds, its duty of loyalty to one client may conflict with its duty of loyalty to another client, particularly with respect to allocating trades. Other accounts managed by the portfolio managers might have similar investment objectives or strategies as the Funds or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies as the Funds. Based on this relationship, the potential conflicts of interest that may arise from the Adviser’s side-by-side management of the Funds and other accounts include: limitation of trading based on the Adviser’s knowledge of Fund and/or other account trading; inability to take advantage of certain investment opportunities; possibility of contrary positions amongst the Funds and other accounts; issues related to aggregation and allocation of trades; and potential exposure to soft dollars.

To address and mitigate the potential conflicts of interest referenced above, the Adviser has adopted and implemented written policies and procedures to provide for fair and equitable treatment of all its clients. These policies and procedures include: aggregation and allocation of trades; insider trading; side-by-side management; soft dollars; and portfolio management/trading. Also, the Adviser has adopted and implemented a Code of Ethics that prohibits Adviser employees and “access persons” (as defined by the Investment Advisers Act of 1940, as amended) from engaging in prohibited personal securities transactions and fraudulent behavior such as insider-trading. According to its policies and procedures, the Adviser, among other things, must:

1.	Treat each client fairly as to the securities purchased or sold for its account.

2.	Treat each client fairly with respect to priority of execution of orders.

3.	Treat each client fairly in the aggregation and allocation of investment opportunities.

4.	Review and affirm that all client trading is in compliance with each client’s investment objective.

5.	Fully disclose the nature and extent of the conflict prior to the transaction, including any direct or indirect compensation the Adviser receives in connection with the transaction.

6.	Have a reasonable belief that the investment is in the client’s best interest; and

7.	Ensure compliance with any relevant procedures set forth in the Adviser’s Code of Ethics.

Finally, the Adviser has a designated chief compliance officer (“CCO”) who is responsible for administering the Adviser’s policies and procedures, which includes regular reviews of and reports on the adequacy of the Adviser’s compliance program to senior management and the Funds’ Board of Trustees.

Portfolio Manager Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals.

Catherine D. Wood, Chief Investment Officer and principal owner of the Adviser, receives a salary and as the significant equity holder of ARK may receive earnings from ARK. Ms. Wood may also receive a discretionary bonus based on the quality of the advisory services and the overall financial performance of ARK. As Chief Investment Officer and principal owner of the Adviser and portfolio manager of the Funds, Catherine D. Wood may benefit economically from any profits generated by the Adviser.

William Scherer, Director of Operations and small shareholder of the Adviser, receives a salary and may receive earnings from his equity in ARK. Mr. Scherer may also receive a discretionary bonus based on the quality of his employment responsibilities and the overall financial performance of ARK. As an ARK employee, equity holder of the Adviser and portfolio manager of the Index Funds, William Scherer may benefit economically from any profits generated by the Adviser.

Portfolio Manager Share Ownership

As of July 31, 2024, the dollar range of equity securities of each Fund beneficially owned by the Funds’ portfolio managers was as follows:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned
Catherine D. Wood	ARK Genomic Revolution ETF	Over $1,000,000
	ARK Autonomous Technology & Robotics ETF	Over $1,000,000
	ARK Innovation ETF	Over $1,000,000
	ARK Next Generation Internet ETF	Over $1,000,000
	ARK Fintech Innovation ETF	$500,001-$1,000,000
	ARK Space Exploration & Innovation ETF	$100,000-$250,000
William Scherer	The 3D Printing ETF	None
	ARK Israel Innovative Technology ETF	None

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of a Fund.

The Adviser, Administrator, Custodian, Distributor and other service providers to the Funds or the Adviser may receive non-public portfolio holdings information in the course of performing services to the Funds or the Adviser but are subject to legal obligations to not disseminate or trade on non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after each fiscal quarter, the complete monthly schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-PORT will be available through the Fund’s website, at http://ark-funds.com or by writing to 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701. Information on Form N-PORT for each Fund will be available on or about the sixtieth day after the close of each quarter of the Fund’s fiscal year.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel. The code prohibits employees and access persons of the Adviser from buying a security that is held by a Fund or in the portfolio of any other advisory client of the Adviser. The code further prohibits employees and access persons within the Adviser’s investment team from buying any securities, unless the securities qualify as “exempt securities” under the code. Exempt securities generally include, among others, money market instruments, short-term debt instruments, direct obligations of the government of the United States, shares of ETFs, and shares of mutual funds. The code permits employees and access persons of the Adviser, who are not part of the Adviser’s investment team, to purchase or sell securities that are not exempt securities provided that those securities are not held by a Fund or in the portfolio of any other advisory client of the Adviser and such purchases and sales are approved in advance by the Adviser’s CCO. Independent Trustees are not required to obtain prior approval of their personal securities transactions.

PROXY VOTING POLICIES AND PROCEDURES

Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund is available on the SEC’s website at www.sec.gov and on the Trust’s website at www.ark-funds.com. In addition, the proxy voting record of each Fund is available, without charge, upon request by writing to the Adviser at 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701 or by calling (727) 810-8160 collect.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser’s general policy is to use its best efforts to seek to obtain best execution of all portfolio transactions, taking into account various factors such as security price, commission rate, size and difficulty of the order and timing of the transaction, and the experience, reliability, creditworthiness, financial condition and capabilities of the broker-dealer, among others. In seeking best execution, the Adviser need not select the broker with the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer better overall execution, including for example greater reliability or better price or execution. Each Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected.

As permitted by Section 28(e) of the Exchange Act, the Adviser can cause a client, including a Fund, to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) a disclosed commission for effecting a securities transaction for the client in excess of the commission which another broker-dealer would have charged for effecting that transaction without the brokerage and research services, if the Adviser determines in good faith that the commission is reasonable given the brokerage and research services provided by the broker-dealer. These arrangements are known as “soft dollar” arrangements and are common in the financial services industry. These services benefit the Adviser because the Adviser does not need to produce or pay for such research services, and as a result, the receipt of research in exchange for soft dollars creates a conflict of interest. The Adviser is incentivized to select or recommend a broker-dealer based on the Adviser’s interest in receiving research services, among the other factors that the Adviser considers, and this can conflict with a Fund’s interest to receive best execution. Research or brokerage services the Adviser receives for conducting Fund transactions can benefit other accounts and it is possible that a particular account, including a Fund, will not benefit from services obtained related to transactions conducted through that account. Additionally, certain clients, including a Fund, could bear more of the cost of soft dollar arrangements than other clients. The Adviser will not agree to direct a specific amount of brokerage transactions or commissions to any broker-dealer in return for soft dollar or other benefits.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. The Adviser determines whether the purchase or sale of a particular security is appropriate for more than one account and whether it can aggregate client orders into one order (“Aggregate Orders”) for execution purposes. Aggregate Orders can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed and can reduce trading and brokerage costs. When the use of Aggregate Orders is not permitted or is otherwise impractical, clients, including a Fund, might not receive as favorable executions as they might otherwise receive from Aggregate Orders, and might pay more for such trades.

When allocating Aggregate Orders (purchases and sales) to individual accounts, it is the Adviser’s policy to treat all clients fairly and achieve an equitable distribution of Aggregate Orders over time, considering, among other things, the investment objectives, restrictions and other circumstances specific to each client. Aggregate Orders are typically assigned an initial preallocation to each participating client that takes into consideration various factors. Aggregate Orders are typically allocated pro rata based on the initial preallocation. In the event of a partial fill of an Aggregate Order, accounts will receive an approximate pro rata allocation based on the initial preallocation if there are enough shares executed for each account. However, the Adviser can deviate from a pro rata allocation of Aggregate Orders in certain circumstances if all client accounts receive fair and equitable treatment over time.

A Fund and the Adviser’s other clients may be eligible to purchase securities in initial public offerings (“IPOs”) or “new issues” (“New Issues”). The Adviser generally will allocate securities purchased through an IPO or New Issues on a pro rata basis for each eligible account in the relevant investment strategy. In situations where the securities allotment is insufficient to provide meaningful position sizes, the Adviser can allocate the securities on a rotating basis at the Adviser’s discretion. The Adviser’s allocations will ensure that over time, all eligible accounts will have an equitable opportunity to participate in IPOs and New Issues. Because the market for IPOs is uneven, however, the ability, or inability to participate in IPO allocations can have a potentially significant effect on a Fund’s performance, and the shares themselves are often subject to greater volatility.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

Each Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An AP that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is important to keep in mind that securities held by a Fund may trade in foreign securities markets when the Fund is closed.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Creation Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities (“Deposit Instruments”) and an amount of cash computed as described below (“Cash Amount”) or, as permitted or required by a Fund, of cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Creation Deposit,” which represents the minimum initial and subsequent investment amount for Creation Units. The Cash Amount represents the difference between the NAV of a Creation Unit and the market value of Deposit Instruments.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchanges (currently 9:30 a.m. Eastern time), a list of the names and the required number of each Deposit Instrument that a Fund would accept as Creation Deposit that day. Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Creation Deposit composition is made available.

The identity and number of shares of the Deposit Instruments required for the Creation Deposit for a Fund changes pursuant to the changes in the composition of the Fund’s portfolio. A Fund may determine, upon receiving a purchase order from an AP, to have the purchase be made entirely or in part in cash.

This includes, but is not limited to, a determination to permit the substitution of an amount of cash to replace any Deposit Security that is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the trust as a result of an in-kind purchase order pursuant to local law or market convention, restricted under the securities laws or which may not be eligible for trading by an AP or the investor for which it is acting. In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments will be at the expense of the applicable Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders.

The identity and number of shares of the Deposit Instruments required for the Creation Deposit for a Fund changes pursuant to the changes in the composition of the Fund’s portfolio. The Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a “Participating Party” (i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC), or to comply with regulatory requirements. In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments will be at the expense of the applicable Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of a Fund, an entity or person either must be an AP, which has a written agreement with a Fund or one of its service providers that allows the AP to place orders for the purchase and redemption of Creation Units. All Creation Units of each Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “custom order” may be placed by an AP no later than 4 p.m.. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”), as described below (see “Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Creation Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Creation Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Creation Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral.

Orders to create Creation Units of a Fund shall be placed with an AP in the form required by such AP. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund may have to be placed by the investor’s broker through an AP. At any given time there may be only a limited number of APs. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the AP earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.

Placement of Creation Orders Using Clearing Process

Creation Deposits created through the Clearing Process, if available, must be delivered through an AP.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the AP such trade instructions as are necessary to effect the AP’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the AP agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner by the second Business Day) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process – Domestic Securities

An AP who wishes to place an order creating Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Creation Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Creation Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Securities

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Amount next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Amount have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the AP, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Instruments delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Instruments would have certain adverse tax consequences to a Fund; (e) the acceptance of the Creation Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Creation Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders; or (h) among other reasons. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification to APs of any defects or irregularities in the delivery of Creation Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500 for the Actively-Managed Funds and for The 3D Printing ETF and $1,000 for the ARK Israel Innovative Technology ETF payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations, the creator may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Creation Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, but may not do so in certain instances for regulatory or other reasons, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons. In such cases where the Trust makes Market Purchases, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust. To the extent that transaction fees are not recouped, those costs will be borne by a Fund’s shareholders and negatively affect the Fund’s performance. A Fund may determine not to impose a transaction fee in its sole discretion.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an AP. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchanges (currently 9:30 a.m. Eastern time) on each day that the Exchanges are open for business, the in-kind securities and instruments (“Redemption Instruments”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Instruments.

Redemption Transaction Fee

The basic redemption transaction fee of $500 for the Actively-Managed Funds and for The 3D Printing ETF and $1,000 for the ARK Israel Innovative Technology ETF is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The Fund may determine not to impose a transaction fee in its sole discretion.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an AP. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process – Domestic Securities

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through an AP. An AP who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Deliveries of redemption proceeds generally will be made within two Business Days. The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as may be permitted by the SEC.

Placement of Redemption Orders Outside Clearing Process—Foreign Securities

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Funds from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Foreign Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Foreign Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Regular Holidays

Each Index Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of trade date plus two Business Days (“T plus two”). An Index Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The longest redemption cycle for an Index Fund is a function of the longest redemption cycle among the countries whose securities comprise the Index Fund. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances. It is not expected, however, that an Index Fund will take more than 15 calendar days from the date of the tender to deliver the redemption proceeds.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Pricing of Fund Shares.”

The NAV per Share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities that have readily available market quotations will be based on market prices. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Price information on listed securities will be taken from the exchange where the security is primarily traded. With respect to portfolio securities that do not have readily available market quotations, or where such market quotations are not reliable, and with respect to portfolio instruments that are not securities, the Board has designated the Adviser as valuation designee (“Valuation Designee”) pursuant to Rule 2a-5(b) to perform the fair value determination relating to all such Fund investments. In its role as Valuation Designee, the Adviser is responsible for, among other things, carrying out the functions and Board reporting obligations set forth in Rule 2a-5.

As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. If the Valuation Designee determines that fair valuation would be appropriate and would result in a measurement that is equally or more representative of fair value or is required, the Valuation Designees may value the security or asset based on its consideration of one or more of a proscribed set of factors, to the extent relevant and available under the circumstance. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A significant event is an event that will, with a reasonably high probability, materially affect the value of a security since the closing price of the security was established on an exchange or market, but before the Fund’s NAV calculation. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Significant events generally would be those that are readily ascertainable in the ordinary course of business.

The Valuation Designee may also utilize one or more Pricing Services to assist in determining a fair value for a security or asset, and may obtain the assistance of others, including, without limitation, the Funds’ accounting agent and an outside independent pricing services in fulfilling its responsibilities. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics. For assets such as exchange-traded options, the Funds will determine market values based upon quotations from exchanges and/or market makers.

Non-exchange-traded derivatives, including certain options, are valued pursuant to a pricing model as if there are no broker prices available.

Futures will be valued at the settlement price quoted by market makers (or exchanges or boards of trade if such contracts are listed thereon) to determine appreciation or depreciation.

Fixed-income securities having a remaining maturity of 60 days or less may be priced at amortized cost when the Valuation Designee can reasonably conclude that the amortized cost value of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Such fixed-income securities are valued by another method when the Valuation Designee believes the amortized cost method is not appropriate.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Dividends and Distributions.”

General Policies

Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve its tracking of the index it is designed to replicate, in the case of the Index Funds, or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of a Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. The Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of a Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Tax Consequences.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status as described below are determined at the Fund level rather than the Trust level.

Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. In order to qualify for treatment as a RIC, a Fund must:

●	distribute an amount at least equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
●	derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (the “Income Test”).
●	satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships.

Subject to savings provisions for certain failures to satisfy the Income Test or asset diversification requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a significant monetary sanction in connection with relying on such savings provisions. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. Each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to generally avoid the application of this 4% excise tax.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Any net capital losses realized by the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

As a result of U.S. federal income tax requirements, the Trust on behalf of each Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional amount, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by each Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash. You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from each Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for tax purposes.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

The requirement of a Fund to satisfy the Income Test will limit the ability of the Fund to invest in items that could result in non-qualifying income. Additionally, some of the income that a Fund might otherwise earn with respect to its investments may be non-qualifying income for purposes of such test. To manage the risk that such income might disqualify a Fund as a RIC for failure to satisfy such test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities may be required to pay U.S. federal income tax on their earnings, which ultimately may reduce the yield to the Fund’s shareholders on such income.

ARKW and ARKF may invest in bitcoin, Ether or other cryptocurrencies (either directly, or indirectly through an investment in Grayscale Bitcoin Trust (“GBTC”) or another investment vehicle). In addition, ARKW and ARKF may also have exposure to bitcoin or Ether through an investment in other pooled investment vehicles, such as ETFs. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin and Ether are uncertain and an investment in bitcoin or Ether may produce non-qualifying income for purposes of the Income Test. GBTC is expected to be treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by a Fund in GBTC will generally be treated as a direct investment in bitcoin for such purposes.

A Fund may invest in entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships). An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is generally not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partners receive cash distributions with respect to such items. Accordingly, each Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to the Fund. In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to shareholders. In addition, the Fund may have to dispose of an investment in a partnership, or devise other methods of cure (such as holding the investment through a taxable subsidiary), to the extent the partnership earns income of a type that is not qualifying income for purposes of the Income Test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests.

ARKW’s and ARKF’s investments in bitcoin, Ether or other cryptocurrency can be limited by each Fund’s intention to qualify as a RIC and can bear on the Funds’ ability to so qualify. Income and gains from cryptocurrency and cryptocurrency-linked derivatives may not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

If ARKW and ARKF invest in bitcoin or Ether through a pooled investment vehicle there may be certain circumstances in which the Funds may recognize and be required to distribute income without a corresponding receipt of cash (for example in the event of changes to the underlying code of bitcoin, which may result in the creation of new, separate digital assets, commonly called a “fork”, or upon the receipt of mining rewards). Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, their shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

ARKW and ARKF intend to invest a portion of their assets in their respective Subsidiary, which will be classified as corporations for U.S. federal income tax purposes. For U.S. federal income tax purposes, the Subsidiaries will be treated as CFCs and the Funds will be treated as “U.S. shareholders” of their respective Subsidiary. As a result, the Funds will be required to include in gross income for U.S. federal income tax purposes all of their respective Subsidiary’s “subpart F income,” whether or not such income is distributed to the Funds (deemed inclusions). Each Subsidiary’s “subpart F income” may include gains recognized in respect of in kind distributions made by the Subsidiary to its respective Fund. Treasury Regulations permit the Funds to treat deemed inclusions as satisfying the Income Requirement under Subchapter M of the Internal Revenue Code if there is a current-year distribution out of the earnings and profits of their respective Subsidiary that are attributable to such deemed inclusion, or if the Funds’ deemed inclusion is derived with respect to the Funds’ business of investing in stocks or securities. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each Fund’s recognition of its respective Subsidiary’s “subpart F income” will increase each Fund’s tax basis in its respective Subsidiary. Distributions by the Subsidiaries to the Funds will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce each Fund’s tax basis in its respective Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income. If a net loss is realized by the Subsidiaries, such loss is not generally available to offset the income earned by the Funds and such loss may not be carried forward to offset profit, if any, realized by the Subsidiaries in future years.

A foreign corporation, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities under certain circumstances without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were deemed not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiaries, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands, where the Subsidiaries are residents for U.S. federal income tax purposes, that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Investments in passive foreign investment companies (“PFICs”) are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. ARKW may invest in bitcoin, Ether or other cryptocurrencies through an investment vehicle that is a PFIC. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, a Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind. Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares.

Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

A loss realized on a sale of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Shares or Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, or foreign corporations) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund,unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

In general, capital gain dividends, including amounts retained by a Fund which are designated as undistributed capital gain, reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless the distributions are effectively connected with your U.S. trade or business or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. federal income or withholding tax unless the gain is effectively connected with your trade or business in the U.S. or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends.  Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Non-U.S. shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Any capital gain realized by a non-U.S. shareholder upon a sale of Shares will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with your trade or business in the U.S., or you are a nonresident alien individual present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of nine investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of a Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of the Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including, in the case of the Index Funds, as a result of the termination of the agreement between the Adviser and the Index provider, without shareholder approval.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund, the matter will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders Forms N-CSR containing unaudited financial statements and Forms N-CSR containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also annually receive notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of the Funds’ Shares.

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Ernst & Young LLP, One Manhattan West, New York, New York 10001, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements and related reports of the independent registered public accounting firm for the Funds, contained in the Funds’ Form N-CSR for the fiscal year ended July 31, 2024, are hereby incorporated by reference. The audited financial statements in the Funds’ Form N-CSR have been incorporated herein by reference in reliance upon such report given upon the authority of such firm in accounting and auditing. No other parts of the Funds’ Form N-CSR are incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 1, 2024, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of the Funds. The Trust does not have information concerning the beneficial ownership of shares held in the name of APs.

ARK GENOMIC REVOLUTION ETF

NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	19.34%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	15.11%

CITIBANK, N.A. 3801 CITIBANK CENTER B/3RD FLOOR/ZONE 12 TAMPA, FL 33610	11.46%

MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET, 6TH FLOOR BALTIMORE, MD 21231	6.85%

BNP PARIBAS, NEW YORK BRANCH/CUSTODY 525 WASHINGTON BLVD 9TH FLOOR JERSEY CITY, NJ 07310	5.18%

ARK AUTONOMOUS TECHNOLOGY & ROBOTICS ETF

NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	20.78%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	18.17%

MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET, 6TH FLOOR BALTIMORE, MD 21231	8.94%

MERRILL LYNCH, PIERCE, FENNER & SMITH 4804 DEERLAKE DR. E. JACKSONVILLE, FL 32246	8.41%

CITIBANK, N.A. 3801 CITIBANK CENTER B/3RD FLOOR/ZONE 12 TAMPA, FL 33610	5.06%

ARK INNOVATION ETF

NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	22.52%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	17.14%

MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET, 6TH FLOOR BALTIMORE, MD 21231	8.40%

CITIBANK, N.A. 3801 CITIBANK CENTER B/3RD FLOOR/ZONE 12 TAMPA, FL 33610	7.82%

ARK NEXT GENERATION INTERNET ETF

NAME AND ADDRESS	% OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	20.02%

CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	19.53%

MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET, 6TH FLOOR BALTIMORE, MD 21231	9.90%

MERRILL LYNCH, PIERCE, FENNER & SMITH 4804 DEERLAKE DR. E. JACKSONVILLE, FL 32246	5.99%

CITIBANK, N.A. 3801 CITIBANK CENTER B/3RD FLOOR/ZONE 12 TAMPA, FL 33610	5.42%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	5.23%

ARK FINTECH INNOVATION ETF

NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	21.60%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	18.84%

CITIBANK, N.A. 3801 CITIBANK CENTER B/3RD FLOOR/ZONE 12 TAMPA, FL 33610	7.35%

MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET, 6TH FLOOR BALTIMORE, MD 21231	6.32%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	5.04%

ARK SPACE EXPLORATION & INNOVATION ETF

NAME AND ADDRESS	% OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	31.53%

CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	19.66%

CITIBANK, N.A. 3801 CITIBANK CENTER B/3RD FLOOR/ZONE 12 TAMPA, FL 33610	7.54%

MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET, 6TH FLOOR BALTIMORE, MD 21231	6.65%

THE 3D PRINTING ETF

NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	22.20%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	17.40%

CITIBANK, N.A. 3801 CITIBANK CENTER B/3RD FLOOR/ZONE 12 TAMPA, FL 33610	8.79%

MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET, 6TH FLOOR BALTIMORE, MD 21231	6.37%

ARK ISRAEL INNOVATIVE TECHNOLOGY ETF

NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	17.68%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	13.67%

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 4 CHASE METROTECH CENTER BROOKLYN, NY 11245	11.30%

J.P. MORGAN SECURITIES, LLC/JPMC 500 STANTON CHRISTIANA ROAD NEWARK, DE 19713-2107	11.14%

CITIBANK, N.A. 3801 CITIBANK CENTER B/3RD FLOOR/ZONE 12 TAMPA, FL 33610	6.12%

APPENDIX A

ARK INVESTMENT MANAGEMENT LLC

Proxy Voting Policy

I.	Introduction

ARK Investment Management LLC (“Adviser”) has adopted this Proxy Voting Policy (“Policy”) pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), Rule 30b1-4 under the Investment Company Act of 1940, as amended, and other fiduciary obligations. The Policy is designed to provide guidance to the Investment Team1 and others in discharging the Adviser’s proxy voting duty and to seek to ensure that proxies are voted in the best interests of the Adviser’s clients.

II.	Statement of Policy

The Adviser recognizes its fiduciary responsibility to vote proxies solely in the client’s best interests. The Adviser has adopted this Policy as a means reasonably designed to ensure that it votes shares owned by clients, which have delegated discretionary proxy voting authority to the Adviser, in the best interest of the clients considering all relevant factors and without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean (unless with respect to a particular client, such client has otherwise specified) the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment (held by various clients or accounts) increase over time. The Adviser will accept directions from a client to vote the client’s proxies in a manner that may result in such client’s proxies being voted differently than the Adviser might vote proxies of other clients over which the Adviser has full discretionary proxy voting authority. The Adviser believes such client directions should be treated as customized proxy voting guidelines and this Policy does not generally apply to customized proxy voting guidelines.

It is the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to those clients that have delegated discretionary proxy voting authority to the Adviser. Specific disclosure requirements as to investment company clients, such as the ARK Venture Fund and series of ARK ETF Trust (“Trusts”), are described in Section V hereof and in the Trust Compliance Manual. Exceptions to this Policy, including without limitation section V.3, may be granted with the prior written approval of the Adviser’s Chief Compliance Officer or designee (“CCO”).

III.	Procedures

Subject to the procedures set forth below, the Adviser maintains responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

1.	Use of Third-Party Proxy Service

In connection with its responsibilities expressed herein, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Proxy Agent”) to provide proxy voting agent services. The Proxy Agent is responsible for ensuring that all proxy ballots received for securities held in client accounts are submitted in a timely manner and also provides recordkeeping and reporting services.

As part of the Adviser’s arrangement with the Proxy Agent it will provide research for each proxy and a recommendation as to how to vote on each issue based on the research of a third- party research provider (Glass, Lewis & Co., LLC) (“Research Provider”) with regard to the individual facts and circumstances of the proxy issue and the Research Provider’s application of its research findings to the Research Provider’s guidelines. The Adviser will utilize the Research Provider’s guidelines to help improve its understanding of the issues surrounding a company’s proxy proposals. Absent a client directive to vote a proposal a certain way or a determination to override the Research Provider’s recommendations, as set forth below, the Adviser will instruct the Proxy Agent to cast votes in accordance with the Research Provider’s recommendations (“Recommendation”). The Adviser will ultimately follow the voting guidelines outlined in Sections 2 and 3 below.

2.	Voting Guidelines

The Adviser has approved proxy voting guidelines applicable to the subject matters of common proxy proposals (the “Approved Guidelines”) based on the Research Provider’s guidelines. As discussed in Section 3 of this Policy, depending on the subject matter of a proposal, the Adviser may vote in accordance with a Recommendation, override a Recommendation, and/or consider a proxy proposal on a case-by-case basis. The Adviser holds the right to override any Recommendation they deem fit, as long as it provides and documents valid reasoning. The decision to override remains the responsibility of each company’s lead analyst, or his/her designee, as well as the Adviser’s Portfolio Manager for its indexed products (collectively referred to as the “Lead”).

[1]	The Adviser’s Portfolio Manager, Associate Portfolio Managers, Traders, Directors of Research and Research Analysts, including Research Associates and Analyst Interns, Director of Investment Analysis and Institutional Strategies and Chief Futurist.

Among other things, the Adviser may choose not to vote proxies under the following circumstances:

1.	if the effect on the clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

2.	if the cost of voting the proxy outweighs the possible benefit; or

3.	if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority.

If for some other reason proxies are not voted for clients, the Adviser and/or a third-party will conduct an analysis to review whether the lack of voting would have had a material impact on the outcome of the vote. The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, as further discussed below. Administrative matters beyond the Adviser’s control can, at times, prevent the Adviser from voting proxies.

3.	Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter of the ballot item. When determining how to vote proxies, the Adviser will be guided by the Approved Guidelines set forth below. These general policies are intended to promote a consistent approach to proxy voting.

1.	Executive, Director, and Employee Compensation

The Adviser supports efforts by companies to adopt compensation and incentive programs to attract and retain talent. In instances where the Recommendation is against a compensation-based proposal, the Lead will review the proposal and generally override the Recommendation.

2.	Auditors

The Adviser agrees with the Research Provider’s guidelines to support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor. Therefore, the Adviser will vote in line with the Recommendation on auditor-focused proposals.

3.	Election of Directors and Committee Members

The Adviser predominately believes that company management is in the best position to choose which individuals to elect and re-elect to the company’s Board of Directors and Committees. In instances where the Recommendation is against the election or re-election of a director, the Lead will review the proposal and the Research Provider’s reasoning against the election and generally override the Recommendation.

4.	Shareholder Rights and Governance

The Adviser agrees with the Research Provider’s guidelines to support proposals increasing or enhancing shareholder rights such as declassifying the board, eliminating supermajority voting, allowing shareholders to call a special meeting, and adopting majority voting for the election of directors. The Adviser also agrees with voting against proposals to eliminate or reduce shareholder rights. Therefore, the Adviser will generally vote in line with the Recommendation on shareholder rights proposals.

5.	Mergers, Acquisitions and Contested Meetings

The Adviser believes that proposals related to mergers, acquisitions and contested meetings should be examined on a case-by-case basis. The Lead will review the facts of each merger, acquisition and contested meeting ballot item and have the option to override the Recommendation if they deem fit.

6.	Shareholder Proposals: Environment

The Adviser believes that shareholder proposals asking the issuer to adopt a certain practice or take certain actions, to cause a particular practice or to cease certain practices or take certain actions related to a company’s activities or operations should be reviewed on a case-by-case basis. Such proposals include those seeking to cease a certain practice or take certain actions related to a company’s activities or operations, seeking enhanced environmental disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as those advocating compliance with international environmental conventions and adherence to environmental principles. The Lead will review the facts of each environmental-based shareholder proposal and have the option to override the Recommendation if they deem fit in the best interests of the Adviser’s clients.

7.	Shareholder Proposals: Social

The Adviser believes that shareholder proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles, should be reviewed on a case-by-case basis. The Adviser also agrees to review proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general and proposals seeking to increase reporting and review of a company’s political and charitable spending as well as its lobbying practices on a case-by-case basis. The Lead will review the facts of each social-based shareholder proposal and have the option to override the Recommendation if they deem fit in the best interests of the Adviser’s clients.

8.	Other Categories

The Research Provider’s guidelines are not all-encompassing and do not include all subject matters. The items listed below are subject matters not covered by the Research Provider’s guidelines, that the Adviser has drafted Approved Guidelines for:

a.	Employment/Service Agreements of Employees

Generally, the Adviser supports efforts by companies to adopt employment and service agreements for employees to attract and retain talent and will vote with management on such ballot items. In instances where the Recommendation is against a proposal regarding an employment and/or service agreement, the Lead will review the proposal and generally override the Recommendation.

b.	Approval/Ratification of Company Documents

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval and/or ratification of company documents (i.e. financial statements, Articles of Association, bylaws) based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

c.	Approval of Allocation of Income and Dividends

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval of allocation of income and dividends based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

If a ballot item is related to subject matter outside of those described above, the Lead will review the ballot item and Recommendation on a case-by-case basis and with the option to override the Recommendation if they deem fit.

The Adviser will review, and update, if necessary, the Approved Guidelines, periodically and upon major updates to the Research Provider’s Recommendations.

4.	Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the Lead must memorialize the determination by filling out a Proxy Vote Override Form and submit it to the CCO for determination as to whether a potential material conflict of interest exists between the Adviser and the clients on whose behalf the proxy is to be voted (“Material Conflict”). Each Lead has an affirmative duty to disclose any potential Material Conflict known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser also:

1.	manages the issuer’s or proponent’s pension plan; or

2.	manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser is a close relative of, or has a personal or business relationship with:

1.	an executive of the issuer or proponent;

2.	a director of the issuer or proponent;

3.	a person who is a candidate to be a director of the issuer;

4.	a participant in the proxy contest; or

5.	a proponent of a proxy proposal.

Material Conflicts based on business relationships will only be considered to the extent that the Lead has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

If the CCO determines that there is no potential Material Conflict, the Lead may override the Recommendation and the proxy issue can be voted as he/she determines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, the CCO will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential or actual Material Conflict, the CCO may consider the following factors:

1.	the percentage of outstanding securities of the issuer held on behalf of clients by the Adviser;

2.	the nature of the relationship of the issuer with the Adviser or its executive officers;

3.	whether there has been any attempt to directly or indirectly influence the lead analyst’s decision;

4.	whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party; and

5.	whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding a potential conflict.

In the event the Research Provider has a conflict and thus, is unable to provide a Recommendation, the Lead will make a voting recommendation and complete a Proxy Vote Override Form as he/she determines is in the best interest of clients. The CCO will review the form and if the CCO determines that there is no potential or actual Material Conflict will instruct the Proxy Agent to vote the proxy issue. If the CCO determines that there exists or may exist a Material Conflict, the CCO will decide based on a consideration of the factors noted above.

5.	Lending

Currently, the Adviser does not participate in securities lending activities. Should the Adviser participate in these activities it will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant Lead shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

IV.	Compliance Monitoring

The CCO will periodically review Proxy Agent reports of overrides to confirm that proper override and conflict checking procedures were followed.

V.	Client Reporting

1.	General

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.

2.	Investment Company Clients

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines, and any material amendments thereto, to the board of directors/trustees of any registered investment company client, including the Trust’s Board of Trustees.

The Adviser will report overrides, any exceptions to this Policy granted by the CCO, and the reasons therefore, to the Trust’s Board of Trustees.

With respect to proxies voted on behalf of a registered investment company client, the Adviser will make Form N-PX available via the SEC’s EDGAR database. Form N-PX discloses all proxies voted for such client for the trailing-12-month period ending on June 30. The report will generally contain the following information:

1.	the name of the issuer of the security;

2.	the security’s CUSIP number;

3.	the security’s ISIN number;

4.	the shareholder meeting date;

5.	a brief description of the matter voted on;

6.	the vote category;

7.	an additional description if the vote category is “Other”;

8.	whether the matter was proposed by the issuer or by a security holder;

9.	the number of shares voted;

10.	the number of shares on loan;

11.	how the Registrant voted; and

12.	whether the Registrant voted for or against management.

The Adviser will review that proper disclosure is made in each registered investment company client’s Statement of Additional Information describing the policies and procedures used to determine how to vote proxies relating to such client’s portfolio securities.

3.	Disclosure to Third Parties

Since the manner in which the Adviser votes proxies on behalf of its clients may be considered material non-public information, employees may not disclose the Adviser’s actual vote (until voting results are made public) or the Adviser’s voting intentions to any third party (except electronically to regulatory agencies) including, but not limited to, proxy solicitors, non-clients, and the media. The Adviser may communicate with other investors regarding a specific proposal but will not disclose its vote until such time as the subject issuer has publicly disclosed the voting results.

VI.	Recordkeeping

Either the Adviser or the Proxy Agent, or both, as indicated below, will maintain the following records:

1.	a copy of this Policy (Adviser);

2.	a copy of the Research Provider’s guidelines (Adviser);

3.	a copy of each proxy statement received by the Adviser regarding client securities (Proxy Agent);

4.	a record of each vote cast by the Adviser on behalf of a client (Proxy Agent);

5.	a copy of all documents created by the Adviser that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (Adviser); and

6.	a copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the Adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser)

Such records must be maintained for at least six years.

VII.	Class Action

The Adviser may take action regarding class action suits, with respect to securities owned by its clients, for those clients which have delegated class action authority to the Adviser. In connection with its class action responsibilities, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide class action services. Broadridge is authorized to:

1.	Provide asset recovery services covering global securities class action lawsuits and disgorgements;

2.	File the proof of claim and the required documentation directly with the claims administrator; and

3.	Collect and receive payment from the claims administrator and distribute as directed by the Adviser.

Adopted: August 2014

Amended: February 2, 2015

Amended: February 16, 2016

Amended: June 12, 2017

Amended: January 26, 2018

Amended: January 25, 2019

Amended: May 29, 2020

Amended: July 9, 2021

Amended: April 27, 2022

Amended: December 30, 2022

Amended: October 2, 2023

Amended: June 5, 2024

Amended: July 1, 2024